AMENDMENT NUMBER TWO TO
SENIOR SECURED NOTE AND WARRANT PURCHASE AGREEMENT

This AMENDMENT NUMBER TWO TO SENIOR SECURED NOTE AND WARRANT PURCHASE AGREEMENT (this "**Amendment**"), dated as of January 28, 2025, is entered into by and among NOBLE ROMAN'S, INC., an Indiana corporation ("**Issuer**"), CORBEL CAPITAL PARTNERS SBIC, L.P. ("**Corbel SBIC**"), in its capacity as the administrative agent ("**Agent**"), and the Purchasers signatory hereto, with reference to the following facts:

A. Issuer, Agent and certain Purchasers party thereto previously entered into that certain Senior Secured Note and Warrant Purchase Agreement, dated as of February 7, 2020 (as amended, supplemented or otherwise revised from time to time prior to the date hereof, the "**Purchase Agreement**").

B. Issuer has requested that the Purchasers make certain modifications to the Purchase Agreement, and the Purchasers have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1. **Defined Terms**. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

2. **Amendment to Purchase Agreement**. Upon the satisfaction of the conditions set forth in Section 4 hereof, the defined term "Maturity Date" set forth in Annex 1 of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

> ""**Maturity Date**" means (a) with respect to the Initial Notes, April 7, 2025, and (b) with respect to any Put Note, the second anniversary of the date of issuance of such Put Note."

3. **Deferred Closing Fee**. As consideration for the agreements of Agent and the Purchasers contained herein, Issuer agrees to pay a deferred closing fee (the "**Deferred Closing Fee**") when the Obligations are prepaid, repaid or otherwise paid, for any reason and at any time (whether by mandatory or voluntary prepayment by Issuer, by reason of the occurrence of an Event of Default (including without limitation as the result of an insolvency event), upon the Maturity Date, or otherwise) equal to 1.5% of the principal amount of the Notes outstanding as of the date of this Amendment. The Deferred Closing Fee shall be earned, due and payable on the earlier of (a) the date of such prepayment, repayment or other payment, and (b) the Maturity Date.

4. **Conditions Precedent to Effectiveness of Amendment**. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions to the satisfaction of Agent:

(a) Agent shall have received this Amendment, duly executed by Issuer and the Purchasers, and the Acknowledgement and Agreement of Guarantors attached to this Amendment, duly executed by each Guarantor;

(b) After giving effect to this Amendment, no Event of Default, Default or Material Adverse Effect shall have occurred and be continuing;

(c) After giving effect to this Amendment, all of the representations and warranties set forth herein, in the Note Documents and in the Purchase Agreement, shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of an earlier date, in which case they shall be true and correct in all respects as of such earlier date); and

(d) Issuer shall have paid to the Agent and the Purchasers all costs, fees and expenses invoiced and owing in connection with this Amendment and due to the Agent and the Purchasers (including, without limitation, reasonable legal fees and expenses).

5. **Representations and Warranties**. In order to induce Agent to enter into this Amendment, Issuer hereby represents and warrants to Agent and the Purchasers that:

(a) After giving effect to this Amendment, no Event of Default, Default or Material Adverse Effect has occurred and is continuing or will occur upon the execution of this Amendment;

(b) After giving effect to this Amendment, all of the representations and warranties set forth in the Purchase Agreement and the other Note Documents are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of an earlier date, in which case they shall be true and correct in all respects as of such earlier date); and

(c) This Amendment has been duly executed and delivered by Issuer, and the Purchase Agreement and the other Note Documents continue to constitute the legal, valid and binding agreements and obligations of Issuer, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

6. **No Waiver**. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default, whether or not known to Agent, and whether or not existing on the date of this Amendment.

7. **No Course of Dealing**. The amendment set forth in Section 2 hereof shall be effective only in this specific instance and for the specific purpose for which it is given, and shall not entitle Issuer to any other or further amendment, waiver or consent in any similar or other circumstances or be deemed to constitute a waiver of or consent to any other current or future departure from the terms and conditions of the Purchase Agreement or any other Note Document.

8. **Counterparts; Telefacsimile Execution**. This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed electronic counterpart of a signature page to this Amendment will be as effective as delivery of a manually executed counterpart of this Amendment.

9. **Integration**. The Purchase Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and

thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof. Each party hereto hereby acknowledges and agrees that this Amendment constitutes a Note Document under the Purchase Agreement.

10. **Release**.

(a) Issuer and the Guarantors each hereby absolutely and unconditionally releases and forever discharges Agent and the Purchasers, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Issuer or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. Issuer and the Guarantors each certify that it has read the following provisions of California Civil Code Section 1542:

> A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

(b) Issuer and the Guarantors understand and acknowledge that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if it should eventually suffer additional damages arising out of the facts referred to above, it will not be able to make any claim for those damages. Furthermore, Issuer and the Guarantors each acknowledges that it intends these consequences even as to claims for damages that may exist as of the date of this release but which it does not know exist, and which, if known, would materially affect its decision to execute this Amendment, regardless of whether its lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

11. **Reaffirmation of the Purchase Agreement**. This Amendment shall be construed in connection with and as a part of the Purchase Agreement, and, except as expressly amended by this Amendment, all terms, conditions and covenants contained in the Purchase Agreement (immediately prior to the effectiveness of this Amendment) are hereby ratified and confirmed and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Purchase Agreement without making specific reference to this Amendment, but nevertheless all such references shall, following the effectiveness hereof, include this Amendment unless the context otherwise requires. The Purchase Agreement as amended hereby and the other Note Documents are ratified and confirmed and remain in full force and effect.

12. **Fees and Expenses**. Issuer agrees to pay all costs and expenses of, or incurred by, the Agent and the Purchasers in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent and the Purchasers; provided that the amount of such fees and expenses of counsel incurred on or prior to the date of this Amendment shall not exceed $4,500.

13. **Governing Law**. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION AND ENFORCEMENT HEREOF AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO

SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

ISSUER:

NOBLE ROMAN'S, INC.,
an Indiana corporation

By: /s/ Paul Mobley
Name: Paul Mobley
Title: Executive Chairman

AGENT, THE PURCHASER AND CORBEL SBIC:

CORBEL CAPITAL PARTNERS SBIC, L.P.

By: Corbel Capital Advisors SBIC, LLC, its General Partner

By: _______________
Name: Michael H. Jones
Title: Managing Member

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned Guarantors hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 10 of the Amendment) and execution thereof; (iii) reaffirms all obligations to Agent and the Purchasers pursuant to the terms of the Guaranty and Security Agreement and each other Note Document to which it is a party; and (iv) acknowledges that, in accordance with the terms of the Note Documents, Agent, the Purchasers and Issuer may amend, restate, extend, renew or otherwise modify the Purchase Agreement between Issuer, Agent, and the Purchasers party thereto and any indebtedness or agreement of Issuer, or enter into any agreement or agree to the extension by Agent and the Purchasers to Issuer for additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Guaranty and Agreement or any other Note Document to which it is a party.

PIZZACO, INC.,
an Indiana corporation

By: Paul Mobley
Name: Paul Mobley
Title: Executive Chairman

RH ROANOKE, INC.,
an Indiana corporation

By: Paul Mobley
Name: Paul Mobley
Title: Executive Chairman